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                                                           U.S. Global Investors
September 2, 1998


Dear Shareholder:

We recently mailed to you a Fund Profile Card highlighting specific data on the Global Resources Fund. We apologize that the card mistakenly reported the year-to-date return as 25.25% when it was in fact -25.25%. We have enhanced our procedures to verify the accuracy when printing Fund Profile Cards.

More importantly for Global Resources shareholders, we are constantly monitoring the investment strategy in order to deal with the worldwide deflation in commodity prices. As you may have read in the newspapers, the price of oil and metals has fallen substantially over the past 12 months and the commodity price declines have impacted oil related and mining stocks which make up the Resources Fund. We have created a new strategy in order to better deal with the volatile and falling commodity prices by focusing on large cap stocks and increasing the number of holdings.

We measure our success by comparing ourselves to the average Lipper global resources fund. The portfolio managers receive bonuses based on delivering superior consistent performance, which is measured by beating this index.

As we navigate through these unchartered waters of extreme volatility in commodity prices, we remain confident that the Global Resources Fund should represent 5-10% of your total diversified portfolio.

For contrarian investors, we believe now is the time to make additional investments in this fund, and the best method is to use the ABC Plan. Please call one of our investor representatives to discuss the implementation and benefits of the ABC Plan.

We thank you for choosing U.S. Global Investors for your investments.

Sincerely,



/s/ Frank E. Holmes


Frank E. Holmes
Chairman & CEO

                                                         7900 Callaghan Road
                                                         -----------------------
                                                         Mail Address:
                                                         PO Box 781234
                                                         San Antonio, Texas
                                                         78278-1234
                                                         -----------------------
                                                         Tel 210-308-1234
                                                         -----------------------
                                                         1-800-US-FUNDS
                                                         -----------------------
                                                         Fax 210-308-1217
                                                         -----------------------
                                                         email shsvc@usfunds.com


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